UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 12, 2020
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Better Choice Company Inc.
(Exact name of Registrant as Specified in its Charter)
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Delaware	333-161943	26-2754069
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

164 Douglas Rd E, Oldsmar, Florida	34677
(Address of Principal Executive Offices)	(Zip Code)
(Registrant's Telephone Number, Including Area Code): (646) 846-4280
N/A
(Former name or former address, if changed since last report.)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement

On October 12, 2020 (the “Closing Date”), as part of its previously announced private placement, Better Choice Company Inc. (the “Company”) consummated the sale of an additional $1.1 million of units (the “Units”) to the Purchasers pursuant to a Securities Purchase Agreement (the “Securities Purchase Agreement”) for a purchase price of $1,000 per Unit. Each Unit consists of: (i) one share of the Company’s Series F Convertible Preferred Stock, par value $0.001 per share (the “Series F Preferred Stock”), which is convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a value per share of Common Stock of $0.50 (subject to adjustment); and (ii) a warrant (the “Warrant”) to purchase for a six year period such number of shares of Common Stock (the “Warrant Shares”) into which such share of Series F Preferred Stock is convertible at an exercise price per Warrant Share of $0.75 (subject to adjustment).

Currently with the execution of the Securities Purchase Agreement, the Company and the Purchasers entered into a Registration Rights Agreement pursuant to which the Company agreed to file a registration statement with the Securities and Exchange Commission by November 2, 2020 to register the Warrant Shares and the shares of Common Stock issuable upon conversion of the Series F Preferred Stock issued and sold in the private placement. The Securities Purchase Agreement and Registration Rights Agreement contain customary representations, warranties, agreements and conditions to closing, as well as indemnification rights and other obligations of the parties.

The private placement described above was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws.

The foregoing description of the Securities Purchase Agreement, the Series F Preferred Stock, the Warrant and the Registration Rights Agreement is qualified in its entirety by reference to the Form of Securities Purchase Agreement, the Certificate of Designations, the Form of Warrant and the Form of Registration Rights Agreement, which are filed as Exhibits 10.1, 3.1, 4.1 and 10.2, respectively, to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 2, 2020 and are incorporated by reference herein.

Item 3.02    Unregistered Sales of Equity Securities

The information under Item 1.01 of this Current Report on Form 8-K regarding the private placement is incorporated herein by reference.
Item 7.01    Regulation FD Disclosure

On October 13, 2020, the Company announced sale of additional Units as part of the private placement and provided updated financial information. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in Item 7.01 of this Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Management's projections and expectations are subject to a number of risks and uncertainties that could cause actual performance to differ materially from that predicted or implied. Forward-looking statements may be identified by the use of words such as "expect," "anticipate," "believe," "estimate," "potential," "should" or similar words intended to identify information that is not historical in nature. Forward-looking statements contained herein include, among others, statements concerning management's expectations about future events and the Company’s operating plans and performance, the effects of the COVID-19 outbreak, including levels of consumer, business and economic confidence generally, the regulatory environment, litigation, sales, and the expected benefits of acquisitions, and such statements are based on the current beliefs and expectations of the Company’s management, as applicable, and are subject to known and unknown risks and uncertainties. There are a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. These statements speak only as of the date they are made, and the Company does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this Current Report on Form 8-K or to reflect the occurrence of any unanticipated events. For further information regarding the risks associated with the Company’s business, please refer to the Company’s filings with the Securities and Exchange Commission, including our

Annual Report on Form 10-K for the most recent fiscal year end, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.
Item 9.01.    Financial Statements and Exhibits
(d)Exhibits.

Exhibits	Description

99.1	Press Release., dated October 13, 2020

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better Choice Company Inc.

	By:	/s/ Werner von Pein
	Name:	Werner von Pein
	Title:	Chief Executive Officer

October 13, 2020
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